                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                          AMERICAN CLASSIC VOYAGES CO.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                          AMERICAN CLASSIC VOYAGES CO.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No Fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No:

--------------------------------------------------------------------------------

     3) Filing party:

--------------------------------------------------------------------------------

     4) Date filed:

--------------------------------------------------------------------------------
-------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                          AMERICAN CLASSIC VOYAGES CO.

                           TWO NORTH RIVERSIDE PLAZA
                                   SUITE 200
                            CHICAGO, ILLINOIS 60606
                                 (312) 258-1890
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                ON JUNE 21, 2000
                            ------------------------

TO: The stockholders of American Classic Voyages Co.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of American Classic Voyages Co. (the "Company") will be held at One North Franklin Street, Third Floor, Chicago, Illinois 60606, on Wednesday, June 21, 2000 at 10:00 A.M., Central Daylight Time, for the following purposes:

     1. To elect twelve (12) directors to serve one-year terms, commencing immediately upon their election, until their respective successors are duly elected and qualified;

     2. To approve an amendment to the Company's Certificate of Incorporation to increase the Company's authorized capital stock to 110,000,000 shares from 45,000,000 shares, which will include an increase of the Company's authorized shares of common stock, $.01 (one cent) par value per share, to 100,000,000 from 40,000,000 shares and an increase of the Company's authorized shares of preferred stock, $.01 (one cent) par value per share, to 10,000,000 from 5,000,000 shares; and

     3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The board of directors has fixed the close of business on April 23, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. You are cordially invited to attend the meeting. Whether you plan to attend the meeting or not, we respectfully request that you fill in, date, sign and return the enclosed proxy at your earliest convenience in the enclosed return envelope.

                                          By Order of the Board of Directors

                                          /s/ Jordan B. Allen
                                          Jordan B. Allen
                                          Executive Vice President, General
                                          Counsel and Secretary
April 28, 2000

                            ------------------------

                                   IMPORTANT:

     PLEASE FILL IN, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE POSTPAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING YOU MAY VOTE IN PERSON EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                          AMERICAN CLASSIC VOYAGES CO.

                           TWO NORTH RIVERSIDE PLAZA
                                   SUITE 200
                            CHICAGO, ILLINOIS 60606
                                 (312) 258-1890
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is being mailed or otherwise furnished to stockholders of American Classic Voyages Co., a Delaware corporation (the "Company"), on or about April 28, 2000, in connection with the solicitation by the board of directors of the Company of proxies to be voted at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held at One North Franklin Street, Third Floor, Chicago, Illinois 60606 at 10:00 A.M., Central Daylight Time, on Wednesday, June 21, 2000, and at any adjournment(s) thereof. Stockholders who, after reading this Proxy Statement, have any questions should contact Jordan B. Allen, Executive Vice President, General Counsel and Secretary of the Company, in Chicago, Illinois at (312) 258-1890.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

     At the Annual Meeting, stockholders of the Company will consider and vote upon:

          (i) the election of twelve (12) directors of the Company who will serve one-year terms commencing immediately upon their election, until their respective successors are duly elected and qualified;

          (ii) the approval of an amendment to the Company's Certificate of Incorporation to increase the Company's authorized capital stock to 110,000,000 shares from 45,000,000 shares, which will include an increase of the Company's authorized shares of common stock, $.01 (one cent) par value per share, to 100,000,000 from 40,000,000 shares and an increase of the Company's authorized shares of preferred stock, $.01 (one cent) par value per share, to 10,000,000 from 5,000,000 shares; and

          (iii) such other business as may properly come before the meeting or any adjournment(s) thereof.

                            ------------------------

     The date of this Proxy Statement is April 28, 2000.

                               PROXY SOLICITATION

     The enclosed proxy is solicited by the board of directors of the Company. The cost of this proxy solicitation is anticipated to be nominal and will be borne by the Company, including charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of the Company's common stock. The solicitation generally will be effected by mail and such cost will include the cost of preparing and mailing these proxy materials. In addition to the use of the mails, proxies also may be solicited by personal interview, telephone, facsimile, or other similar means. Although solicitation will be made primarily through the use of the mail, officers, directors or employees of the Company may solicit proxies personally or by the above-described means without additional remuneration for such activity.

                                 ANNUAL REPORTS

     Stockholders are concurrently being furnished with a copy of the Company's Annual Report for 1999 which contains the Company's audited financial statements at December 31, 1999. Additional copies of the Annual Report and of the Company's Annual Report on Form 10-K for the year ended December 31, 1999 as filed with the Securities and Exchange Commission (the "SEC") may be obtained by any stockholder by contacting Karen Brown, Investor Relations Coordinator of the Company, at Two North Riverside Plaza, Chicago, Illinois 60606, (312) 258-1890, and such copies will be furnished promptly at no additional expense.

                         VOTING SECURITIES AND PROXIES

     As of April 6, 2000, 20,754,486 shares of the Company's common stock, $.01 par value per share ("Common Stock"), were issued and outstanding. The Company's Common Stock is the only class of shares entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on April 23, 2000 (the "Record Date") have the right to receive notice of and to vote at the Annual Meeting and any adjournment(s) thereof. Each share outstanding on the Record Date entitles the holder thereof to one vote in each matter to be voted upon at the Annual Meeting. The holders of a majority of the Company's issued and outstanding Common Stock, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If, however, a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, whether present in person or represented by proxy, shall only have the power to adjourn the Annual Meeting until such time as a quorum is present or represented. At such time as a quorum is present or represented by proxy, the Annual Meeting will reconvene without notice to stockholders, other than an announcement at the prior adjournment of the Annual Meeting, unless the adjournment is for more than thirty (30) days or a new record date has been set.

     If a proxy in the form enclosed is duly executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the specifications made thereon by the stockholder. If no such specifications are made, such proxy will be voted: (i) for election of the Management Nominees (as hereinafter defined) for directors; (ii) for approval of an amendment to the Company's Certificate of Incorporation to increase the Company's authorized capital stock to 110,000,000 shares from 45,000,000 shares; and (iii) at the discretion of the Proxy Agents (as hereinafter defined) with respect to such other business as may properly come before the Annual Meeting or any adjournment(s) thereof. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the election of directors, but will have the effect of a vote against approval of the amendment to the Company's Certificate of Incorporation to increase the Company's authorized capital stock to 110,000,000 shares from 45,000,000 shares. A proxy is revocable prior to its exercise by either a subsequently dated, properly executed proxy appointment or by a stockholder giving notice of revocation to the Company in writing. The mere presence at the Annual Meeting of a stockholder who appointed a proxy does not itself revoke the appointment.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

VOTING AND THE MANAGEMENT NOMINEES

     At the Annual Meeting, twelve (12) directors will be elected to serve one-year terms commencing immediately upon their election and will hold office until the next Annual Meeting or until their respective successors are duly elected and qualified. Management's nominees for the twelve (12) director positions to be filled by vote at the Annual Meeting are (the "Management Nominees"):

                   John R. Berry                      Jerry R. Jacob
                   Philip C. Calian                   Emanuel L. Rouvelas
                   Bradbury Dyer, III                 Mark Slezak
                   Laurence S. Geller                 Joseph P. Sullivan
                   Terence C. Golden                  Jeffrey N. Watanabe
                   Arthur A. Greenberg                Samuel Zell

     All of the Management Nominees are currently serving as directors of the Company. For information regarding the Management Nominees, see "Directors and Executive Officers of the Company" in this section. According to the Company's Second Amended and Restated By-laws, the number of directors of the Company shall be not less than two (2) and not more than thirteen (13). By resolution dated March 22, 2000, the board of directors determined that the number of directors shall be twelve (12).

     At the Annual Meeting, if a quorum is present, the vote by holders of a majority of the Company's Common Stock present in person or represented by proxy shall elect the directors. It is the present intention of Samuel Zell and Philip
C. Calian, who will serve as the Company's proxy agents at the Annual Meeting (the "Proxy Agents"), to vote the proxies which have been duly executed, dated and delivered and which have not been revoked in accordance with the instructions set forth thereon or, if no instruction has been given or indicated, to elect the Management Nominees as directors. The board of directors does not believe that any of the Management Nominees will be unwilling or unable to serve as a director. However, if prior to the election of directors any of the Management Nominees becomes unavailable or unable to serve, the board of directors reserves the right to name a substitute nominee or nominees and the Proxy Agents expect to vote the proxies for the election of such substituted nominee(s).

                      RECOMMENDATION OF BOARD OF DIRECTORS
                    WITH RESPECT TO THE MANAGEMENT NOMINEES:

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE MANAGEMENT NOMINEES. IF A CHOICE IS SPECIFIED ON THE PROXY BY A STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" THE MANAGEMENT NOMINEES.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth as of April 14, 2000 the name, age, position and offices with the Company, present principal occupation or employment and material occupations and employment for the past five (5) years of each person who has been nominated for election as a director or is presently an executive officer of the Company.

                                      PRINCIPAL POSITIONS WITH THE COMPANY;
                                      PRINCIPAL OCCUPATION OR EMPLOYMENT AND
NAME                            AGE   FIVE-YEAR EMPLOYMENT HISTORY
----                            ---   --------------------------------------
Philip C. Calian............    37    Director and Chief Executive Officer of the Company since
                                      February 1995; since January 2000, Director and Chief
                                      Executive Officer of AMCV Cruise Operations, Inc., a
                                      subsidiary created in January 2000 as the primary operating subsidiary of the Company; President of the Company from
                                      February 1995 until October 1999; Executive Vice President and Chief Operating Officer of the Company from December
                                      1994 until February 1995; Chairman of the Board of CFI
                                      Industries, Inc., a packaging company, from March 1995 until
                                      August 1996; and Co-Chairman and Chief Executive Officer of
                                      CFI Industries, Inc. from September 1994 until March 1995.
John R. Berry...............    60    Director of the Company since December 1999; Partner of
                                      Heidrick & Struggles, an executive search firm, and its
                                      predecessor firm since 1990; and President and Chief
                                      Executive Officer of Holland America Line, a cruise line
                                      operator, from 1977 through 1983.
Bradbury Dyer, III..........    57    Director of the Company since December 1999; and General
                                      Partner of Paragon Associates, a private investment
                                      partnership, since May 1972.

                                      PRINCIPAL POSITIONS WITH THE COMPANY;
                                      PRINCIPAL OCCUPATION OR EMPLOYMENT AND
NAME                            AGE   FIVE-YEAR EMPLOYMENT HISTORY
----                            ---   --------------------------------------
Laurence S. Geller..........    52    Director of the Company since December 1999; Chief Executive
                                      Officer of Strategic Hotel Capital, a multinational
                                      ownership and asset management services organization for
                                      first-class and luxury lodging real estate, since May 1997;
                                      and Chairman of Geller & Co., a real estate, gaming, tourism and lodging industry advisory company, from 1989 to May
                                      1997.

Terence C. Golden...........    55    Director of the Company since March 2000; President, Chief
                                      Executive Officer and Director of Host Marriott Corporation,
                                      an owner and operator of lodging properties and airport and toll road food and merchandise concessions, since 1995; and
                                      Director of certain subsidiaries of Host Marriott
                                      Corporation.

Arthur A. Greenberg.........    59    Director of the Company since 1982; Vice President and
                                      Assistant Treasurer of the Company from January 1990 until
                                      June 1995; principal of Arthur A. Greenberg, C.P.A. Senior
                                      Tax Advisor of Equity Group Investments, L.L.C. since 1999;
                                      and Senior Tax Advisor of Equity Group Investments, Inc.
                                      ("Equity") from 1997 until 1999; President of the accounting firm of Greenberg & Pociask, Ltd. from 1971 until 1997; and
                                      Executive Vice President of Equity from 1986 through 1996.

Jerry R. Jacob..............    66    Director of the Company since 1991 and a private investor;
                                      Chairman of the Board of Midway Airlines Corporation from
                                      August 1994 until February 1997; and Vice President of
                                      American Airlines, Inc. from 1974 to June 1993.

Emanuel L. Rouvelas.........    55    Director of the Company since June 1998; and senior partner of the law firm Preston Gates Ellis & Rouvelas Meeds LLP in
                                      Washington, D.C. since 1974.

Mark Slezak.................    41    Director of the Company since June 1998; Director, Chief
                                      Financial Officer and Treasurer of Lurie Investments, Inc.,
                                      a private investment management company, since March 1995;
                                      Senior Vice President of Equity from January 1991 until
                                      January 1997; Treasurer of Equity from January 1990 until
                                      January 1996; and Director of Equity.

Joseph P. Sullivan..........    67    Director of the Company since July 1997; Chairman of the
                                      Board of IMC Global Inc. since October 1999 and Director of
                                      IMC Global, Inc. since March 1996; Chairman of the Executive
                                      Committee of IMC Global, Inc. since March 1996; Chairman of the Board of The Vigoro Corporation from March 1991 until
                                      February 1996; and Chief Executive Officer of The Vigoro
                                      Corporation from March 1991 until September 1994.

Jeffrey N. Watanabe.........    57    Director of the Company since June 1998; partner and
                                      principal of the law firm Watanabe, Ing & Kawashima since
                                      1971; and Director of American Savings Bank.

Samuel Zell.................    58    Chairman of the Board of the Company since August 1993;
                                      Director of the Company since 1980; previously Chairman of the Board of the Company from 1984 through 1988; Chairman of the Board of Equity Group Investments, L.L.C., Anixter
                                      International Inc., Capital Trust, Inc., Chart House
                                      Enterprises, Inc., Davel Communications, Inc., Manufactured
                                      Home Communities, Inc., and Danielson Holding Corporation;
                                      Chairman of the Board of Trustees of Equity Office
                                      Properties Trust and Equity Residential Properties Trust;
                                      and Director of Ramco Energy plc. See "Security Ownership of
                                      Certain Beneficial Owners" for a discussion of Mr. Zell's
                                      relationship with Equity.

                                      PRINCIPAL POSITIONS WITH THE COMPANY;
                                      PRINCIPAL OCCUPATION OR EMPLOYMENT AND
NAME                            AGE   FIVE-YEAR EMPLOYMENT HISTORY
----                            ---   --------------------------------------
Roderick K. McLeod..........    59    President and Chief Operating Officer of the Company since
                                      October 1999; Director, President and Chief Operating
                                      Officer of AMCV Cruise Operations, Inc. since January 2000;
                                      Executive Vice President of the Company from February 1999 until October 1999; Senior Vice President -- Marketing of
                                      Carnival Corporation from July 1997 through February 1999;
                                      Executive Vice President of Sales, Marketing and Passenger
                                      Services of Royal Caribbean Cruises Ltd. from January 1972 through August 1986 and October 1988 through June 1996; and
                                      President and Chief Operating Officer of Norwegian Cruise
                                      Line from August 1986 through October 1988.

Jordan B. Allen.............    37    Executive Vice President of the Company since January 1998;
                                      Director and Executive Vice President of AMCV Cruise
                                      Operations, Inc. since January 2000; Senior Vice President of the Company from June 1995 until January 1998; Vice
                                      President of the Company from August 1993 until June 1995;
                                      General Counsel of the Company since August 1993; Secretary of the Company since February 1997; and a member of
                                      Rosenberg & Liebentritt, P.C. from September 1990 until
                                      December 1996.

Todd D. Allen...............    42    Senior Vice President -- Corporate Development of the
                                      Company since May 1998; independent consultant to the
                                      Company from October 1997 until April 1998; and principal at
                                      Mercer Management Consulting, Inc. from January 1990 until
                                      September 1997.

Townsend E. Carman..........    61    Senior Vice President -- Marine Operations of AMCV Cruise
                                      Operations, Inc. since January 2000; Executive Vice
                                      President -- Honolulu Operations of Great Hawaiian Cruise
                                      Lines, Inc., ("American Hawaii"), previously the Company's primary operating subsidiary for American Hawaii Cruises,
                                      from September 1998 until January 2000; Senior Vice
                                      President -- Marine Operations of American Hawaii from March
                                      1997 until September 1998; Vice President -- Marine
                                      Operations of The Delta Queen Steamboat Co. ("Delta Queen"),
                                      previously the Company's primary operating subsidiary for
                                      the Delta Queen line, from September 1989 until January
                                      1995; and Senior Project Manager of Guido Perla &
                                      Associates, a naval architect firm, from February 1995 until
                                      April 1996 and from September 1996 until March 1997.

Heinz Niedermaier...........    57    Senior Vice President -- Hotel Operations-Hawaii of AMCV
                                      Cruise Operations, Inc. since January 2000; Vice
                                      President -- Hotel Operations of Royal Caribbean Cruises,
                                      Ltd. from 1991 until January 1999; and Vice
                                      President -- Food and Beverage of Royal Caribbean Cruises,
                                      Ltd. from 1986 until 1991.

Ronald W. Sieman............    56    Vice President -- Information Technology and Chief
                                      Information Officer of the Company since January 2000; Vice
                                      President -- Information Technology of Royal Carribbean
                                      Cruises, Ltd. from October 1989 until February 1999; and
                                      Vice President -- Information Technology Systems for Budget
                                      Rent-A-Car from March 1984 until October 1989.

David Simmons...............    43    Senior Vice President -- DQ Hotel Operatinos of AMCV Cruise
                                      Operations, Inc. Since January 2000; Senior Vice
                                      President -- Hotel Operations of Delta Queen from October
                                      1996 until October 1998; and Regional Director, far west
                                      division, of Bristol Hotels from January 1995 until May
                                      1996.

                                      PRINCIPAL POSITIONS WITH THE COMPANY;
                                      PRINCIPAL OCCUPATION OR EMPLOYMENT AND
NAME                            AGE   FIVE-YEAR EMPLOYMENT HISTORY
----                            ---   --------------------------------------
Randall L. Talcott..........    38    Vice President -- Finance and Treasurer of the Company since
                                      October 1998; Vice President and Treasurer of AMCV Cruise
                                      Operations, Inc. Since January 2000; and Treasurer of ANTEC
                                      Corporation from July 1994 through September 1998.
Russell Varvel..............    55    Vice President -- Marketing of AMCV Cruise Operations, Inc.
                                      Since January 2000; Executive Vice President and General
                                      Sales Manager of Delta Queen and American Hawaii from June
                                      1996 until January 2000; Senior Vice President -- Sales and
                                      Marketing of Delta Queen from June 1995 through June 1996;
                                      and Senior Vice President and General Sales Manager of Delta
                                      Queen from January 1991 through June 1995.

BOARD COMMITTEES AND BOARD OF DIRECTOR AND COMMITTEE MEETINGS

     During 1999, the Company's board of directors held five (5) meetings. All directors were present for at least 75% of the meetings of the board and its committees they were eligible to attend.

     The board of directors has an Executive Committee which consisted of Messrs. Calian and Zell during 1999. The Executive Committee possesses and may exercise the full and complete authority of the board of directors in the management and business affairs of the Company during the intervals between the meetings of the board of directors. All action by the Executive Committee is reported to the board of directors at its next meeting and such actions are subject to revision and alteration by the board of directors, provided that no rights of third persons can be prejudicially affected by the subsequent action of the board of directors. Vacancies on the Executive Committee are filled by the board of directors. However, during the temporary absence of a member of the Executive Committee, due to illness or inability to attend a meeting for other cause, the remaining member(s) of the Executive Committee may appoint a member of the board of directors to act in the place, and with all the authority, of such absent member. The Executive Committee did not hold any meetings in 1999.

     The Company has an Audit Committee which consists of Messrs. Jacob, Sullivan and Greenberg. The Audit Committee has the power to (i) recommend to the board of directors the independent certified public accountants to be selected to serve the Company, (ii) review with the independent certified public accountants the planned scope and results of the annual audit, their reports and recommendations, (iii) review with the independent certified public accountants matters relating to the Company's system of internal controls, and (iv) review all transactions between the Company and related parties. The Audit Committee held six (6) meetings in 1999.

     The Company has a Compensation Committee which consisted of Messrs. Jacob and Slezak from January through June and Messrs. Jacob, Slezak and Zell from July through December in l999. The Compensation Committee exercises certain powers of the board of directors in connection with compensation matters, including incentive compensation and benefit plans. The Compensation Committee did not hold any meetings in 1999, but did approve various actions by unanimous written consents in lieu of a meeting.

                             EXECUTIVE COMPENSATION

GENERAL

     The following table sets forth all compensation awarded to, earned by, or paid to the Chief Executive Officer during 1999 and to those persons who were, at December 31, 1999, the other four most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                          COMPENSATION
                                                                             AWARDS
                                                                --------------------------------
                                        ANNUAL COMPENSATION       RESTRICTED        SECURITIES          ALL OTHER
                                       ---------------------        STOCK           UNDERLYING         COMPENSATION
NAME AND PRINCIPAL POSITION    YEAR    SALARY($)    BONUS($)      AWARDS ($)        OPTIONS(#)           ($) (1)
---------------------------    ----    ---------    --------      ----------        ----------         ------------
Philip C. Calian..........     1999     253,422     133,224               0          100,000               9,600
  Chief Executive Officer      1998     243,654           0               0          500,000               6,400
                               1997     233,654           0               0                0               6,400

Roderick K. McLeod........     1999     256,346     210,000       1,397,364(2)       400,000                  --
  President and Chief          1998          --          --              --               --                  --
  Operating Officer            1997          --          --              --               --                  --

J. Scott Young (3)........     1999     253,384     133,027               0           50,000               9,600
  Exec. VP -- Operations       1998     235,052           0               0          200,000               6,400
                               1997     194,423           0               0                0               6,400

Jordan B. Allen...........     1999     202,530      73,515               0           50,000               9,600
  Exec. VP and General         1998     194,230           0               0          312,500               6,400
  Counsel                      1997     176,181           0               0                0               6,400

Russell Varvel............     1999     199,800      72,428               0            5,000               9,600
  VP -- Marketing of           1998     188,392           0               0           19,000               6,400
  AMCV Cruise                  1997     174,519           0               0                0               6,400
  Operations, Inc.

---------------
(1) Reflects amounts paid under the Advantage Savings Retirement Plan, a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), for both the discretionary profit-sharing component and matching contribution.

(2) Reflects 72,122 shares of stock granted during 1999. Of these shares, 18,030 have vested and the balance will vest in equal portions on July 1, 2000, 2001 and 2002. Issuance and sale of these shares is restricted prior to retirement from the Company; these shares are not issued to Mr. McLeod until the first to occur of his retirement or a business combination involving the Company. Dividends will be paid with respect to these shares if dividends are paid by the Company. The value of these shares at December 31, 1999 was $2,524,270, based on the closing price of the Company's Common Stock on such date of $35.00 per share.

(3) Mr. Young resigned his positions with the Company and its subsidiaries in January 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS                          POTENTIAL REALIZABLE VALUE
                           ------------------------------------------------------------         AT ASSUMED ANNUAL
                               NUMBER OF          % OF TOTAL                                     RATES OF STOCK
                               SECURITIES          OPTIONS       EXERCISE                    PRICE APPRECIATION FOR
                               UNDERLYING         GRANTED TO     OR BASE                         OPTION TERM(1)
                                OPTIONS          EMPLOYEES IN     PRICE      EXPIRATION    ---------------------------
         NAME                  GRANTED(#)        FISCAL YEAR      ($/SH)        DATE        5%($)(2)       10%($)(3)
         ----                  ----------        ------------    --------    ----------     --------       ---------
Philip C. Calian.......        100,000(4)            9.9%        17.00          1/4/09      1,069,121       2,709,362
Roderick K. McLeod.....        400,000(5)           39.7%        18.025         2/2/09      4,534,330      11,490,883
J. Scott Young.........         50,000(4)            5.0%        17.00          1/4/09        534,500       1,354,681
Jordan B. Allen........         50,000(4)            5.0%        17.00          1/4/09        534,500       1,354,681
Russell Varvel.........          5,000(6)            0.5%        29.125        12/8/09         91,583         232,089

---------------
(1) These numbers are for presentation purposes only and are not predictions of future stock price.

(2) Assumes a stock price of: $27.69 at the end of ten years for options granted with an exercise price of $17.00 per share and an expiration date of January 4, 2009; $29.36 at the end of ten years for the options granted with an exercise price of $18.025 per share and an expiration date of February 2, 2009; and $47.44 at the end of ten years for options granted with an exercise price of $29.125 per share and an expiration date of December 8, 2009.

(3) Assumes a stock price of: $44.09 at the end of ten years for options granted with an exercise price of $17.00 per share and an expiration date of January 4, 2009; $46.75 at the end of ten years for the options granted with an exercise price of $18.025 per share and an expiration date of February 2, 2009; and $75.54 at the end of ten years for options granted with an exercise price of $29.125 per share and an expiration date of December 8, 2009.

(4) Options were granted to Messrs. Calian, Young and Allen on January 4, 1999. These options were scheduled to vest in three equal installments beginning one year after the initial grant, subject to certain acceleration provisions based on appreciation of the Company's Common Stock price. Since the average closing price of the Company's Common Stock exceeded 130% of the exercise price of the granted options for a 30 calendar-day period during 1999, two-thirds of such options vested in 1999.

(5) Options were granted to Mr. McLeod on February 2, 1999. These options vest in five annual installments beginning one year after the initial grant.

(6) Options were granted to Mr. Varvel on December 8, 1999. These options vest in three equal annual installments beginning one year after the initial grant.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                        VALUE OF UNEXERCISED
                                                                NUMBER OF UNEXERCISED   IN-THE-MONEY OPTIONS
                                                                OPTIONS AT FY-END(#)        AT FY-END($)
                                SHARES ACQUIRED      VALUE          EXERCISABLE/            EXERCISABLE/
NAME                            ON EXERCISE(#)    REALIZED($)       UNEXERCISABLE          UNEXERCISABLE
----                            ---------------   -----------   ---------------------   --------------------
Philip C. Calian..............           0                0        638,846/233,334      14,304,588/4,150,012
Roderick K. McLeod............           0                0              0/400,000               0/790,000
J. Scott Young................           0                0        238,333/96,667        4,829,994/1,720,006
Jordan B. Allen...............       5,333           91,994        288,000/141,667       1,068,501/164,214
Russell Varvel................      13,000          306,125         45,000/17,667        1,068,501/264,214

                           COMPENSATION OF DIRECTORS

     The Company pays its non-employee members of the board a certain number of stock units as an annual retainer. Each stock unit is convertible into one share of the Company's Common Stock at a time determined in advance by each director. As set forth in the Company's 1992 Stock Option Plan, as amended, on an annual basis commencing July 1, 1997, non-employee directors have received stock units with a market value equal to $30,000, based on the average closing price of the Company's Common Stock for the five (5) trading days preceding the grant date. One-quarter (1/4) of such stock units vest on the first day of each calendar quarter.

                    EMPLOYMENT AGREEMENTS AND TERMINATION OF
                 EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     In February 1999, the Company entered into an employment agreement with Mr. McLeod which provides for his employment through February 2, 2006 subject to earlier termination. The agreement provides for an annual salary of $310,000, subject to annual salary review, and participation in the Company's bonus plan, such bonus to be not less than $200,000 for the first two years of the agreement. In addition, Mr. McLeod received restricted shares of the Company's Common Stock and options to purchase Common Stock of the Company and may participate in benefit plans provided to other executive officers. The issuance and sale of the restricted shares is restricted prior to Mr. McLeod's retirement from the Company, and the options vest in five annual installments beginning one year after the initial grant date. If Mr. McLeod's employment should be terminated by the Company for "cause" prior to the expiration of the agreement, any restricted shares and options issued under the agreement, whether or not vested, shall immediately be returned to the Company. In the event of a business combination involving the Company, all restricted shares and options granted and not yet vested will vest. The agreement also contains certain confidentiality and non-compete provisions.

     Effective January 28, 2000, Mr. Young resigned his positions with the Company and its subsidiaries. The Company entered into a separation agreement with Mr. Young under which he is eligible to receive his base salary for a period of twelve months. The agreement also contains certain restrictions and requirements in connection with the sale of shares of Common Stock owned by Mr. Young.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1999, the members of the Compensation Committee of the board of directors included Messrs. Jacob, Slezak and Zell. During 1999, no interlocking relationships existed.

     Messrs. Zell and Slezak served as members of the board of directors of numerous non-public companies owned in whole or in part by Mr. Zell or his affiliates which did not have compensation committees, and in many cases the executive officers of those companies included Messrs. Zell and Slezak.

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including the Proxy Statement, in whole or in part, the Compensation Committee Report presented below and the Performance Graph following shall not be incorporated by reference into any such filings.

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

THE COMMITTEE

     The Compensation Committee of the Company's board of directors is responsible for recommending to the board of directors the Company's compensation policy for named executive officers. In addition, the Compensation Committee is responsible for the administration of the Company's stock option plans. In 1999, the Compensation Committee consisted of Messrs. Jacob and Slezak from January through June and Messrs. Jacob, Slezak and Zell from July through December.

THE COMPANY'S COMPENSATION STRUCTURE

     The Company strives to pay base salaries and bonuses that are both competitive and will attract and retain highly qualified personnel. In addition, through grants of stock-based incentives, the Company provides meaningful incentives intended to reward both individual and corporate performance as well as linking its executive officers' interests with those of the Company's stockholders.

     Based on his subjective determination, the Chief Executive Officer recommends to the Compensation Committee the amount of total compensation payable to named executive officers for each fiscal year. The Committee undertakes subjective review of these recommendations in light of the various factors discussed below.

     To the extent consistent with its compensation policy, it is the Company's intent to structure its compensation in a manner which will comply with the limitations imposed by the Omnibus Budget Reconciliation Act of 1993 regarding the deductibility of executive compensation under Section 162(m) of the Code.

BASE SALARIES AND BONUSES

     The Company believes it has adopted a competitive salary and bonus structure for its executive officers based on a review of local and national peer group salary surveys. Base salaries for executive officers are reviewed annually and are designed to be competitive with other well-managed companies in the travel, leisure and entertainment industry, as adjusted by sales volume and profitability. This group includes, but is not limited to, the companies contained in the Peer Group Index selected by the Company for purposes of the Performance Graph set forth below. Annual increases are based, in part, on an executive officer's responsibilities, performance evaluations and expected future contributions. Factors considered in evaluating the performance of an executive officer include the achievement of pre-established quantitative goals that are specific to an individual's and the Company's performance.

     Incentive compensation, in the form of annual bonuses, is closely tied to the Company's financial performance, provided that certain overall corporate goals are met. This form of compensation, available to the

Company's managers, including its executive officers, is structured in a manner that is intended to encourage continued profitability and enhance stockholder value. The Company has two bonus plans, the Performance Management Objectives Bonus Plan and the Executive Bonus Plan, which are available to employees based on their position within the Company. Under the Company's bonus plans, each participant receives an annual review to determine what, if any, bonus should be paid, and awards are based on the Company's performance during the year as compared to financial and other objectives approved by the board. For 1999, the Company achieved stated financial objectives to qualify executive officers for bonus payments and, accordingly, bonus payments were made to executive officers for the year.

LONG-TERM COMPENSATION

     The Compensation Committee believes that while bonus programs provide rewards for positive short-term individual and corporate performance, the interests of stockholders are best served by giving executive officers the opportunity to participate in the appreciation of the Company's Common Stock through the granting of stock-based incentives. The Company has two stock option plans, the 1992 Stock Option Plan and the 1999 Stock Option Plan. Based upon the Chief Executive Officer's recommendation, the Compensation Committee determines those officers to whom, and the time or times at which, stock options will be awarded as well as the number of shares. The number of shares granted to an individual is based upon established guidelines relating to the recipient's position, salary and the Company's Common Stock price. In addition, in 1999, the Company reserved and set aside 72,122 shares of the Company's Common Stock which are restricted and non-transferable on behalf of Mr. McLeod, President and Chief Operating Officer of the Company, in accordance with the terms of his employment agreement. This restricted stock vests over a 41-month period but will not be issued to McLeod until the first to occur of his retirement or a business combination involving the Company.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Compensation Committee believes that the compensation of the Company's Chief Executive Officer should be both competitive and based on Company performance. For 1999, Mr. Calian was paid a salary of $253,422 and was paid a bonus of $133,324 since the Company achieved the stated financial objectives set by the board of directors. In addition, in 1999 the Company granted to Mr. Calian options to purchase 100,000 shares of Common Stock vesting over three (3) years, subject to certain acceleration provisions based on appreciation of the Company's Common Stock price. The grant of options to Mr. Calian was made at the market price for the Common Stock on the date of the grant. The Compensation Committee believes that Mr. Calian's salary and bonus are less than those of chief executive officers at companies of similar size in the travel industry, but that given the stock option grants, Mr. Calian's total compensation package is on market terms. In 1999, options to purchase 166,666 shares, with respect to grants to Mr. Calian in 1998 and 1999, were accelerated based on the appreciation of the market value of the Company's Common Stock.
                                          Respectively submitted,

                                          Jerry R. Jacob
                                          Mark Slezak
                                          Samuel Zell

                               PERFORMANCE GRAPH

     Below is a graph comparing total stockholder return on the Company's Common Stock, from December 31, 1994 through 1999, with a peer group comprised of 16 entertainment and leisure companies and a published industry index, the S&P 500, as required by the rules of the SEC.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
        ASSUMES INITIAL INVESTMENT OF $100 AND REINVESTMENT OF DIVIDENDS

                              [PERFORMANCE CHART]

              ----------------------------------------------------------------------------------------------------
                                                    Starting
                                                     Basis
                  Description                         1994      1995      1996      1997      1998      1999
              ----------------------------------------------------------------------------------------------------
                  The Company                       $100.00    $ 81.24   $ 98.05   $135.40   $131.67   $261.46
              ----------------------------------------------------------------------------------------------------
                  S & P 500                         $100.00    $137.58   $169.17   $225.60   $290.08   $351.12
              ----------------------------------------------------------------------------------------------------
                  Peer Group                        $100.00    $123.09   $130.76   $181.28   $212.27   $239.00
              ----------------------------------------------------------------------------------------------------

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of its Common Stock, to file reports of ownership and changes of ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     The Company believes that, for 1999, all applicable filing requirements of the Company's officers and directors were complied with.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of April 6, 2000, except as noted, certain information with respect to each person or entity who is known by the management of the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock:

                                                                     AMOUNT AND NATURE
           NAME AND ADDRESS OF BENEFICIAL                              OF BENEFICIAL
                       OWNER                                           OWNERSHIP (1)      PERCENT OF CLASS
           ------------------------------                            -----------------    ----------------
Samuel Zell and Entities Controlled by
Samuel Zell and/or Ann Lurie: (2)(3)(4) ............                                           36.3%
  EGI Holdings, Inc. ...............................    3,641,873
  EGIL Investments, Inc.............................    3,641,874
  Samstock, L.L.C...................................       52,500
  Anda Partnership..................................       52,500
  Samuel Zell.......................................      126,800
  Ann Lurie Revocable Trust.........................       13,500        7,529,047
                                                      -----------
Two N. Riverside Plaza
Chicago, IL 60606
Wallace R. Weitz & Company(5)....................................        2,281,700             11.0%
1125 S. 103rd Street, Suite 600
Omaha, NE 68124-6008
Robert Fleming, Inc.(6)..........................................        1,041,915              5.0%
320 Park Avenue, 11th Floor
New York, NY 10022

---------------
(1) The number of shares of the Company's Common Stock indicated as beneficially owned is reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.

(2) The referenced entities or individuals are each the beneficial owner of the shares of Common Stock shown next to their name. EGI Holdings, Inc. ("Holdings") and EGIL Investments, Inc. ("Investments") are both Illinois corporations and wholly owned by Equity Group Investments, Inc., an Illinois corporation ("Equity"). The stockholders of Equity are trusts created for the benefit of Samuel Zell and his family and Ann Lurie and her family. One of the co-trustees of certain of the trusts created for the benefit of Mrs. Lurie and her family is Mark Slezak. Samstock, L.L.C. is a Delaware limited liability company and wholly owned by SZ Investments, L.L.C., a Delaware limited liability company. The sole managing member of SZ Investments, L.L.C. is a corporation whose sole stockholder is a trust of which Mr. Zell and members of his family are beneficiaries; the non-managing members are two partnerships whose partners are trusts created for the benefit of Mr. Zell. Anda Partnership is an Illinois general partnership whose partners are trusts created for the benefit of Mrs. Lurie and her family of which Mrs. Lurie and Mr. Slezak are co-trustees. Mrs. Lurie is the trustee and beneficiary of the Ann Lurie Revocable Trust.

    The above chart includes 6,800 stock units beneficially owned by Mr. Zell which convert to 6,800 shares of Common Stock at a time determined by Mr. Zell at the time of the grant. The chart also includes options to purchase 120,000 shares of Common Stock beneficially owned by Mr. Zell which are currently exercisable or exercisable within 60 days of the date of this table.

    Mr. Zell disclaims beneficial ownership of 3,641,874 shares beneficially owned by the subsidiaries of Equity; 52,500 shares beneficially owned by Anda Partnership and 13,500 shares beneficially owned by the Ann Lurie Revocable Trust. Mrs. Lurie disclaims beneficial ownership of 3,641,873 shares beneficially owned by the subsidiaries of Equity; 52,500 shares beneficially owned by Samstock, L.L.C.; 6,800 stock units beneficially owned by Mr. Zell; and options to purchase 120,000 shares beneficially owned by Mr. Zell.

    Under a stockholders' agreement dated December 31, 1999 among certain trusts created for the benefit of Mr. Zell and his family (the "Zell Trusts") and Mrs. Lurie and her family (the "Lurie Trusts"), the Zell Trusts have the power to vote and to dispose of the shares beneficially owned by Holdings and the Lurie Trusts have the power to vote and to dispose of the shares beneficially owned by Investments.

(3) 3,603,000 of the shares owned by Holdings are held at four financial institutions as collateral for loans. Under the various loan agreements, the institutions cannot vote or exercise any ownership rights relating to the pledged shares unless there is an event of default.

(4) 1,000,000 of the shares owned by Investments are held at a financial institution as collateral for a loan. Under the loan agreement, the institution cannot vote or exercise any ownership rights relating to the pledged shares unless there is an event of default.

(5) As of December 31, 1999 according to a Schedule 13G dated February 4, 2000 filed with the SEC by Wallace R. Weitz & Company. Wallace R. Weitz & Company, a Nebraska corporation and registered investment advisor, has sole voting and dispositive power with respect to the Common Stock reported herein.

(6) As of December 31, 1999 according to a Schedule 13G dated February 7, 2000 filed with the SEC by Robert Fleming, Inc. Robert Fleming, Inc., a Delaware corporation and registered investment advisor, has shared voting and dispositive power with respect to the Common Stock reported herein.

                        SECURITY OWNERSHIP BY MANAGEMENT

     The following information is furnished as of April 6, 2000, with respect to the shares of the Company's Common Stock beneficially owned by each of the directors and executive officers named in the Summary Compensation Table and by all directors and executive officers as a group. Information concerning the directors and executive officers and their security holdings has been furnished by them to the Company. The amounts of the Company's Common Stock and stock options beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.

                                                            SHARES UPON EXERCISE
                                                            OF STOCK OPTIONS(1)
            NAME OF BENEFICIAL                SHARES OF      AND CONVERSION OF
                   OWNER                     COMMON STOCK      STOCK UNITS(2)        TOTAL     PERCENT
            ------------------               ------------   --------------------     -----     -------
Jordan B. Allen............................          170           288,000           288,170     1.4%
John R. Berry..............................           --               450               450       *
Philip C. Calian...........................       16,023           683,846           699,869     3.3%
Bradbury Dyer, III.........................           --               450               450       *
Laurence S. Geller.........................           --               450               450       *
Terence C. Golden..........................           --               300(5)            300       *
Arthur A. Greenberg........................       70,000            47,445(3)        117,445       *
Jerry R. Jacob.............................       10,083            32,445(3)         42,528       *
Roderick K. McLeod.........................           --(4)         80,000           152,122       *
Emanuel L. Rouvelas........................       13,000             3,300(5)         16,300       *
Mark Slezak................................    7,336,247(6)          3,300(5)      7,339,547    35.4%
Joseph P. Sullivan.........................           --             6,200(5)          6,200       *
Russell Varvel.............................        7,502            47,333            54,835       *
Jeffrey N. Watanabe........................        1,000(7)          3,300(5)          4,300       *
J. Scott Young.............................          731           138,333           139,064       *
Samuel Zell................................    7,336,247(6)        126,800(4)      7,463,047    35.7%
All Directors and..........................    7,522,838         1,554,283         9,077,121    40.7%
  Executive Officers as a Group (22
     persons)

-------------------------
* Less than 1%.

(1) Represents beneficial ownership of shares that may be acquired by the exercise of stock options which are currently exercisable or exercisable within 60 days of the date of this table.

(2) Represents beneficial ownership of stock units which convert to Common Stock (on a 1-for-1 basis) at a time determined at the date of grant; since such time of conversion is not ascertainable, the Company has chosen to include all stock units which are now vested or will vest within 60 days of the date of this table.

(3) Includes 6,800 stock units which convert to Common Stock (on a 1-for-1 basis) at the time determined at the date of grant. Holders of such stock units do not vote the shares.

(4) Does not include 72,122 reserved restricted shares since Mr. McLeod currently does not have the power to dispose of or vote these shares.

(5) Represents stock units which convert to Common Stock (on a 1-for-1 basis) at the time determined at the date of grant. Holders of such stock units do not vote the shares.

(6) Includes 3,641,873 shares beneficially owned by Holdings and 3,641,874 shares beneficially owned by Investments. For Mr. Zell, includes 52,500 shares beneficially owned by Samstock, L.L.C. For Mr. Slezak, includes 52,500 shares beneficially owned by Anda Partnership. Mr. Slezak disclaims beneficial ownership of these shares. See footnote (2) to Security Ownership of Certain Beneficial Owners for further information and disclaimer of ownership.

(7) Represents shares beneficially owned by Mr. Watanabe through a self-directed pension plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 1999, persons and entities affiliated with Equity guaranteed an unsecured letter of credit facility for the Company with The Chase Manhattan Bank for up to $30,000,000. As consideration for issuance of the guarantee, the Company paid Equity a commitment fee of $500,000 in 1999 and has agreed to pay Equity additional compensation contingent upon appreciation in the Company's Common Stock in the form of "stock appreciation units" pursuant to a reimbursement agreement (the "reimbursement agreement") dated October 15, 1999. Equity's rights to receive this additional compensation vested, on a monthly basis, during the period that the guarantee remained outstanding. The Company replaced the guarantee in February 2000, at which time 286,668 of Equity's stock appreciation units had vested. The Company has the right to retire Equity's stock appreciation rights by paying a per share price, which escalates each year, during the first three years after the date of the reimbursement agreement. The Company intends to pay to Equity amounts attributable to the vested rights by October 2000. If the Company does not retire Equity's stock appreciation rights during the first three years after the date of the reimbursement agreement, Equity may exercise, during the fourth and fifth years after the date of the reimbursement agreement, its right to receive payment based upon the market value of the Company's Common Stock at such time. A committee consisting of the Company's independent directors negotiated the arrangement with Equity on behalf of the Company. The committee received independent legal and financial advice.

     Equity and its affiliates provided certain administrative support and advisory services for the Company, including, but not limited to, legal, tax advisory and benefit services, for which the Company has been charged by Equity. In 1999, the Company paid approximately $419,000 for such services performed by Equity and its affiliates.

     The Company leases its principal executive offices in Chicago, Illinois from an affiliate of Equity. In 1999, the Company did not make any rental payments as its rent obligations were abated under the terms of the lease.

     The Company paid approximately $622,000 for legal services to Preston Gates Ellis & Rouvelas Meeds LLP ("Preston Gates") during 1999. Mr. Rouvelas is a partner of Preston Gates. During 1999, the Company paid approximately $52,000 for legal services to Watanabe, Ing & Kawashima ("WIK"). Mr. Watanabe is a partner of WIK. Also during 1999, the Company paid approximately $190,000 to Heidrick & Struggles ("H&S") for executive search services. Mr. Berry is a partner of H&S.

     APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
      TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND THE
                 NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK
                                  (PROPOSAL 2)

     The Company seeks stockholder approval of an amendment (the "Amendment") to the Company's Second Amended and Restated Certificate of Incorporation ("Certificate of Incorporation). The board of directors believes that it is advisable and in the Company's best interests to have available additional authorized but unissued shares of common stock and preferred stock in amounts adequate to provide for the Company's future needs. Accordingly, the Board recommends that the Company's Certificate of Incorporation be amended to increase the Company's authorized capital stock to 110,000,000 shares from 45,000,000 shares, which will include an increase of the Company's authorized shares of common stock, $.01 (one cent) par value per share, to 100,000,000 from 40,000,000 shares and an increase of the Company's authorized shares of preferred stock, $.01 (one cent) par value per share, to 10,000,000 from 5,000,000 shares, and recommends that the Amendment be submitted to the stockholders of the Company for approval.

     The Board believes that it is advisable and in the Company's best interests to have available additional authorized but unissued shares of common stock in an amount adequate to provide for its future needs. The additional shares also will be available for issuance from time to time by the Company in the discretion of the Board, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, issuances of convertible debt and equity financings.

APPROVAL OF THE AMENDMENT

     The Amendment shall not be effective until approved by the stockholders of the Company. The affirmative vote of the holders of a majority of the shares of the Company's Common Stock entitled to vote is required for approval of the Amendment.

                      RECOMMENDATION OF BOARD OF DIRECTORS
                        WITH RESPECT TO THE AMENDMENT TO
                       THE CERTIFICATE OF INCORPORATION:

     THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION. IF A CHOICE IS SPECIFIED ON THE PROXY BY A STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" APPROVAL.

                            INDEPENDENT ACCOUNTANTS

     KPMG L.L.P. have been the principal auditors for the Company for the past year. Representatives of KPMG L.L.P. are expected to be present at the Annual Meeting, will be given an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

                STOCKHOLDERS' PROPOSALS FOR 2001 ANNUAL MEETING

     A proposal submitted by a stockholder for the 2001 Annual Meeting of the Company must be received by the Secretary of the Company, Two North Riverside Plaza, Suite 200, Chicago, Illinois 60606, by December 29, 2000, in order to be eligible to be included in the Company's proxy statement for that meeting. New SEC rules regarding stockholder proposals became effective on June 29, 1998. Pursuant to these new rules, if the Company has not received notice by December 29, 2000 of any matter a stockholder intends to propose for a vote at the Company's annual meeting, then a proxy solicited by the board of directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the Proxy Statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

                                   CONCLUSION

     The Company knows of no other business which will be presented at the Annual Meeting. However, if other matters properly come before the meeting, it is the intention of the Proxy Agents to vote upon such matters in accordance with their good judgment in such matters.

                                          By Order of the Board of Directors

                                          Jordan B. Allen
                                          Executive Vice President, General
                                          Counsel and Secretary

April 28, 2000

Chicago, Illinois

                                                                      AMCV-PS-00

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                                                      DETACH HERE

                                                         PROXY

                                              AMERICAN CLASSIC VOYAGES CO.

                                   TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606
                           THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2000

The undersigned hereby appoints SAMUEL ZELL and PHILIP C. CALIAN ("Proxy Agents"), or either of them, with individual power of substitution, proxies to vote all shares of Common Stock of American Classic Voyages Co. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held in Chicago,
Illinois, on June 21, 2000 and any adjournment thereof regarding the following:

     1.  The election as directors of the group of twelve nominees proposed by the Board of Directors listed below:
         (01) John R. Berry, (02) Philip C. Calian, (03) Bradbury Dyer, III, (04) Laurence S. Geller,
         (05) Terence C. Golden, (06) Arthur A. Greenberg, (07) Jerry R. Jacob, (08) Emanuel L. Rouvelas,
         (09) Mark Slezak, (10) Joseph P. Sullivan, (11) Jeffrey N. Watanabe and (12) Samuel Zell.

     2.  Approval of an amendment to the Company's Certificate of Incorporation to increase the Company's authorized capital stock.

     3.  In their discretion, the Proxy Agents are authorized to vote on such other matters as may properly come before the meeting.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. IF YOU DO NOT MARK ANY
BOXES, YOUR PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY AGENTS CANNOT VOTE
YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

[SEE REVERSE SIDE]                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE                       [SEE REVERSE SIDE]

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[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO
   DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF THE DIRECTOR NOMINEES PROPOSED BY THE BOARD OF DIRECTORS
   AND LISTED ON THE OTHER SIDE AND FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.




                                                                              FOR   AGAINST  ABSTAIN
   1. Election of Directors.               2. Approval of the amendment       [ ]     [ ]      [ ]
      Nominees: (see reverse)                 to the Company's Certificate
                                              of Incorporation.
       FOR       WITHHELD
       [ ]         [ ]

                                           3. In their discretion, the Proxy agents are authorized to vote upon such other matters as may properly come before
                                              the meeting.


   [ ]
      -----------------------------------------
      For all nominees except as noted above



                                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]


                                           Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



Signature:                              Date:                    Signature:                      Date:
          -----------------------------      -------------------           ---------------------      --------------
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